LIQUIDATING TRUST AGREEMENT

relating to

PRICE COMMUNICATIONS CORPORATION

LIQUIDATING TRUST AGREEMENT (this “Agreement”), dated as of August 6, 2007 (the “Effective Date”), between Price Communications Corporation, a New York corporation (“the Company”), and PCC Liquidation LLC, a New York limited liability company, as Trustee (the “Trustee”).

RECITALS

A. The Company filed its certificate of dissolution with the Secretary of State of the State of New York on March 12, 2007.

B. The Company currently has no operating assets, and its primary assets are cash, marketable securities and the common stock of Verizon Communications Inc. (“VCI Stock”) issued in connection with the exchange of the Company’s limited partnership interest in Verizon Wireless of the East LP.

C. On or about August 8, 2007 or such other date as determined by the board of directors of the Company (the “Board”), the Company expects to distribute to its shareholders of record as of the Record Date (as defined herein) (the “Shareholders”) the Company’s VCI Stock and remaining cash, less approximately $28,000,000 (as was determined by the Board) that will be applied to or reserved for actual or contingent liabilities of the Company, as a distribution pursuant to the Company’s plan of reorganization within the meaning of Section 368(a)(2)(G) of the Internal Revenue Code of 1986, as amended (the “Code”).

D. The Company has established the close of business on August 7, 2007 as the record date for such distribution to the Shareholders (the “Record Date”), at which time the Company will close its share transfer books and discontinue recording share transfers.

E. Immediately following such distribution to the Shareholders, the Company will deposit into a liquidating trust (the “Trust”) approximately $28,000,000 (as was determined by the Board) to provide for its actual and contingent liabilities, subject to and in accordance with this Agreement.

F. The Shareholders will be the beneficiaries of the Trust (the “Beneficiaries”) and, if any assets deposited into the Trust are not actually required to pay the Company’s liabilities, these assets will be distributed to the Beneficiaries at one or more later dates in accordance with this Agreement. Beneficial Interest (as defined herein) in the Trust will be transferable only by will, intestate succession or operation of law.

AGREEMENT

1. Establishment of Trust.

1.1 On August 8, 2007, following the distribution to the Shareholders, the Company will assign and transfer to the Trustee all of the Company’s assets and rights of every kind, and the Trustee shall hold those assets and rights, together with any income earned thereon, and all other property of the Company that may come into their possession (collectively, the “Trust Property”), in trust for the benefit of the Beneficiaries, but subject to all of the Company’s liabilities (“Claims”). The sole purpose of this Trust is to hold the Trust Property, pay all Claims that the Trustee determines appropriate, defend against, litigate, settle or otherwise dispose of any other Claims, and pay over and distribute to the Beneficiaries any portion of the Trust Property remaining after the payment of all Claims, and the Trust shall not have any power to engage in any trade or business or any other activity except as specifically provided in this Agreement. The name of the Trust shall be “Price Communications Corporation Liquidating Trust”.

1.2 It is intended that the granting, assignment and conveyance of the Trust Property by the Company to the Trustee pursuant hereto shall be treated for federal and state income tax purposes as if the Trustee distributed the Trust Property directly to the Shareholders and the Shareholders then transferred the Trust Property to the Trust. It is further intended that, for federal, state and local income tax purposes, the Trust shall be treated as a liquidating trust under Treasury Regulations Section 301.7701-4(d) and any analogous provision of state or local law, and the Shareholders shall be treated as the owners of their respective share of the Trust pursuant to Sections 671 through 679 of the Code and any analogous provision of state or local law and shall be taxed on their respective share of the Trust’s taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trustee shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Treasury Regulations Section 1.671-4(a).

2. Powers and Duties of the Trustee.

2.1 The Trustee shall hold, manage, invest and reinvest the Trust Property, receive the income therefrom, and make such payments of the principal and income as it may, in its absolute discretion, determine proper to carry out the purpose of the Trust.

2.2 The Trustee shall have all such power and authority as it may determine appropriate to carry out its obligations under this Agreement, including, but not limited to, the power and authority:

(a) to pay, or defend, litigate, arbitrate, compromise, or settle, any Claim, and, in its absolute discretion, to make all determinations necessary in connection with any Claim;

(b) to engage professionals, including attorneys, accountants, investment advisors and others (for the purpose of any litigation or otherwise) and to pay to those professionals, out of the Trust Property, reasonable compensation and reimbursement of expenses, it being agreed that the advice or opinion of such professionals shall be full and complete personal protection to the Trustee in respect of any action taken or suffered by it in good faith and in reliance on, or in accordance with, such advice or opinion;

(c) to hold all or part of the Trust Property uninvested;

(d) to deposit moneys in FDIC or FSLIC insured demand deposit accounts at any bank or trust company and to invest the Trust Property in (and only in) (i) debt securities issued by the United States of America or by any agency or instrumentality of the United States of America with a maturity of twelve months or less, (ii) certificates of deposit issued with a maturity of twelve months or less by banks that are members of the Federal Reserve System having a capital stock and surplus aggregating at least $100,000,000, (iii) commercial paper rated no less than A-1 or P-1, or (iv) money market funds investing in securities described in the preceding clauses;

(e) to exercise any right incident to any securities or other property held by the Trust at any time;

(f) to authorize any person or entity to act with respect to any specified transaction or transactions, to sign a particular check or checks, and to execute any other instruments in their name or on behalf of the Trust;

(g) to prepare and file all tax returns required to be filed with any governmental agency, including, but not limited to, any returns required of grantor trusts pursuant to Treasury Regulations Section 1.671-4(a); and

(h) to take all such other action, and execute and deliver all such documents and agreements, as it may determine necessary or appropriate to carry out its responsibilities under this Agreement.

2.3 The Trustee shall maintain records and books of account relating to the Trust Property and shall provide the Beneficiaries with all necessary tax information.

2.4 The Trustee may rely upon, and shall be protected in acting or refraining from acting in reliance upon, any certificate, opinion, statement, instrument or report believed by them to be genuine and to have been signed or presented by the proper person or persons.

2.5 The Trustee shall perform its obligations under this Agreement with the same degree of care and skill as a prudent person would exercise under the circumstances in the conduct of his, her or its own affairs. The Trustee shall not commingle any of the Trust Property with its own property or the property of any other person.

2.6 The Trustee shall not be liable for any damages for any error of business judgment or with respect to any action taken or omitted to be taken by it in its capacity as a Trustee, unless it shall be ultimately determined by a final, non-appealable judgment of a court of competent jurisdiction that the Trustee acted with willful misconduct, knowingly and intentionally committed in bad faith, in ascertaining the pertinent facts or in performing any of its rights, powers or duties.

2.7 The Trustee shall be indemnified from the Trust Property, and held harmless, from and against any loss, liability, cost, damage or expense (including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees and disbursements, reasonably incurred by the Trustee in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other person in which the Trustee may be involved or with which the Trustee may be threatened while in office or thereafter) that it may incur or sustain in the performance of any of its powers and duties under this Agreement or by reason of being or having been a Trustee, except to the extent that it is ultimately determined by a final, non-appealable judgment of a court of competent jurisdiction that the liabilities and expenses were incurred or sustained as a result of the Trustee’s willful misconduct, knowingly and intentionally committed in bad faith. Persons dealing with Trustee shall look only to the Trust Property to satisfy any liability incurred by the Trustee to such person in carrying out the terms of this Trust, and the Trustee shall have no personal or individual obligation to satisfy any such liability. All of the Trustee’s rights of indemnification provided for in this Agreement shall survive the resignation of the Trustee, its replacement by a successor Trustee, the termination of this Agreement, and any other event that occurs after the date hereof.

2.8 To the fullest extent permitted by law, the Trustee shall be advanced from out of the Trust Property, in advance of the final disposition of any action, suit or other proceeding, any expenses incurred by the Trustee in connection with such action, suit or other proceeding; provided, however, that the Trustee will return any amounts so advanced from the Trust Property to the extent that it is ultimately determined by a final, non-appealable judgment of court of competent jurisdiction that the Trustee was not entitled to receive such amounts advanced.

3. Concerning the Trustee.

3.1 The Trustee shall not be required to give bond or security in respect of their execution or performance of this Agreement.

3.2 The Trustee may resign as such at any time by giving written notice to the Beneficiaries holding Units (as defined herein) representing an aggregate of at least a majority of the total Beneficial Interest in the Trust at their respective addresses as they appear on the records of the Company on the Record Date. Such resignation shall become effective on the earlier of the day specified in such notice or upon the appointment of such Trustee’s successor and such successor’s acceptance of such appointment. The Trustee may be removed at any time, with or without cause, by Beneficiaries having an aggregate Beneficial Interest of at least a majority. All obligations of the Trustee hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to hold the Trust Property for a period of thirty (30) calendar days following the effective date of resignation, at which time, if a successor Trustee shall have been appointed and have accepted such appointment in a writing to the Beneficiaries, then, upon written notice thereof given by a representative of the Beneficiaries to the resigning Trustee, the resigning Trustee shall deliver the Trust Property to the successor Trustee. If a successor Trustee shall not have been appointed within a thirty (30) calendar day period from the predecessor Trustee's resignation, for any reason whatsoever, the resigning Trustee shall deliver the Trust Property to a court of competent jurisdiction in the county in which the Trust Property is there being held and give written notice of the same to the parties hereto. The resigning Trustee shall be entitled to payment of any unpaid fees (which shall be pro-rated as of the effective date of the resignation) and expenses and to reimbursement from the Trust Property for any expenses incurred in connection with the transfer of the Trust Property pursuant to and in accordance with the provisions of this section.

3.3 Should at any time the Trustee resign or be removed, die, become mentally incompetent or incapable of action (as determined by the Beneficiaries holding Units representing an aggregate of at least a majority of the total Beneficial Interests in the Trust), or be adjudged bankrupt or insolvent, a vacancy shall be deemed to exist. The Beneficiaries holding an aggregate Beneficial Interest of at least one-third may call a meeting to appoint a successor Trustee by the affirmative vote of Beneficiaries holding a majority of the Beneficial Interest represented at the meeting.

3.4 Any successor Trustee shall execute and deliver an instrument accepting the appointment, the terms and conditions of which shall be the same as those contained in this Agreement, and the successor, without further act, shall have rights, powers, duties and obligations of a Trustee under this Agreement.

3.5 The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties.

3.6 No successor Trustee shall be in any way responsible for the acts or omissions of any Trustee in office prior to the date on which he, she or it becomes a Trustee.

4. Trustee’s Compensation.

The Trustee shall be compensated at a rate of $700,000 per annum, payable monthly, for serving as trustee under the Trust, of which $400,000 shall be paid to Robert Price and $300,000 shall be paid to Kim I. Pressman, as members of the Trustee. The Trustee shall be entitled to reimbursement from the Trust Property for all such compensation and for all of its out-of-pocket expenses incurred in acting as Trustee under this Agreement. The compensation of any successor Trustee shall be determined by Beneficiaries holding Units representing an aggregate of at least two-thirds of the total Beneficial Interests in the Trust.

5. Beneficiaries.

5.1 Payments. The Trust Property, net of any amounts used to pay Claims or reserved with respect to payment of Claims then pending, shall be paid by the Trustee to the Beneficiaries from time to time based on the Trustee’s determination, in its sole discretion, that the amount held by the Trustee exceeds the amount required to discharge all pending and future Claims. All distributions to the Beneficiaries shall be made in accordance with Section 5.2.

5.2 Beneficial Interests.

(a) Each Beneficiary’s proportionate share of the Trust Property (“Beneficial Interest”) shall be initially determined by the ratio of the number of shares of common stock of the Company held by the Beneficiary on the close of business on the Record Date over the total number of Shares of the Company issued and outstanding on such Record Date, as evidenced by a certified copy of the Company’s Shareholder list as of the Record Date. The Company will deliver such a certified copy of its Shareholder list to the Trustee within a reasonable time after such date. For ease of administration, the Trustee shall express the Beneficial Interest of each Beneficiary in terms of units (“Units”). Each record owner of the Shares of the Company at the Record Date shall be entitled to receive one Unit in cancellation of each such Share.

(b) If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there should be any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Trustee shall be entitled, at its sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Trustee may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing the Trustee shall not be or become liable to any of such parties for its failure or refusal to comply with any of such conflicting claims or demands, nor shall the Trustee be liable for interest on any funds which they may so withhold. The Trustee shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final, non-appealable judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Trustee shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Trustee a surety bond or other security satisfactory to the Trustee, as it shall deem appropriate, to fully indemnify it as between all conflicting claims or demands.

5.3 Rights of Beneficiaries. Each Beneficiary shall be entitled to participate in the rights and benefits due to a Beneficiary hereunder according to his, her or its Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of the Beneficiary hereby is declared and shall be in all respects personal property and, upon the death of an individual Beneficiary, his, her or its Beneficial Interest shall pass as personal property to his, her or its legal representative and such death shall in no way terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Property, except as herein expressly provided. No widower, widow, heir, or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property forming a part of the Trust Property, but the whole title to all the Trust Property shall be vested in the Trustee and the sole interest of the Beneficiaries shall be the rights and benefits given to such Persons under the Agreement.

5.4 Trustee as Beneficiary. The Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if he, she or it were not a Trustee hereunder and have all the rights of a Beneficiary, including, without limitation, the right to receive distributions, to the same extent as if he, she or it were not a Trustee hereunder.

5.5 Reports to Beneficiaries.

(a) As soon as practicable after the end of each fiscal year of the Trust and upon termination of the Trust, but in any event within 90 days after each such event, the Trustee shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust at the end of such fiscal year or upon such termination and the receipts and disbursements of the Trustee for such period, prepared in accordance with generally accepted accounting principles, (ii) any changes in the Trust Property not previously reported, (iii) statements of cash flow for such fiscal year and (iv) any action taken by the Trustee in the performance of its duties that it has not previously reported and which, in the opinion of the Trustee, materially affects the Trust Property.

(b) If a material event relating to the Trust’s assets has occurred, the Trustee shall submit a written report to the Beneficiaries describing such event promptly following the occurrence thereof. The occurrence of a material event will be determined solely by the Trustee or as may be required by the rules and regulations promulgated by the Securities and Exchange Commission.

(c) As soon as practicable after the close of each fiscal year, the Trustee shall supply the Beneficiaries a statement setting forth the amount of Trust taxable income that the Beneficiaries should include in their federal income tax returns.

6. Assignment of Right to Distributions.

No Beneficiary may assign or otherwise transfer any right to distributions under this Agreement or any other rights under this Agreement, other than by will, intestate succession or operation of law. The Trustee will not take any action to facilitate or encourage any trading in the Beneficial Interests or in any instrument tied to the value of the Beneficial Interests. No transfer, by operation of law, of the right to distributions or other rights shall operate to terminate the Trust under this Agreement or entitle any successor or transferee of the Beneficiary to an accounting or to the transfer to it of legal title to any part of the Trust Property.

7. Term; Termination.

7.1 The Trust shall commence, and this Agreement shall become effective, at such time as any asset of the Company is first deposited into the Trust in accordance with the terms hereof.

7.2 The Agreement and the Trust created hereby shall terminate upon the earlier of September 15, 2010 or when all expenses and/or contingent liabilities relating to the dissolution and winding up of the Company are finally determined and paid, and all of the property constituting the Trust Property has either expired or been sold, exchanged or otherwise disposed of by the Trustee. The life of the Trust may, however, be extended, in the Trustee’s discretion, to beyond September 15, 2010 if either the Trustee is then currently engaged in the determination, defense or settlement of a claim by or against the Company or the Trust, or an audit of the Company’s tax returns is commenced and the statute of limitations for making any claims for taxes against the Company or the Trust is extended by either a voluntary agreement or a deficiency determination.

7.3 Upon the distribution of all the Trust Property, the Trustee shall have no further duties or obligations hereunder other than as set forth in Section 2.2(g).

8. Miscellaneous.

8.1 This Agreement is not intended to create and shall not be interpreted as creating an association, corporation, partnership or joint venture of any kind; it is intended as a trust, to be governed and construed in all respects as a trust without transferable shares.

8.2 The Company shall not have or incur any obligation or liability to any other person on account of any act or failure to act by the Trustee or any other persons.

8.3 The Trustee shall not incur any obligation or liability to any other person in connection with the transfer by the Company to the Trustee of the Trust Property, and no delegation of the duty of performance to the Trustee or assumption of liabilities of the Company by the Trustee is intended by this Agreement.

8.4 This Agreement contains a complete statement of all of the arrangements between the parties with respect to its subject matter and no amendment, termination or waiver of any provision of this Agreement shall be effective unless in writing and signed by the parties to this Agreement.

8.5 Except as provided in this Agreement, the rights and obligations of the Trustee under this Agreement shall not be assignable, voluntarily, involuntarily or by operation of law, and any purported assignment shall be void.

8.6 Any notice or other communication hereunder shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to the person for whom such notice is intended at his address last known to the person giving such notice.

8.7 This Agreement shall be governed by the law of the State of New York applicable to Agreements made and to be performed in New York.

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IN WITNESS WHEREOF, the undersigned have executed or caused to be executed this Agreement as of the date set forth below.

Dated: August 6, 2007	PRICE COMMUNICATIONS CORPORATION

By: /s/ Robert Price
Name: Robert Price
Title: President, Chief Executive Officer and Treasurer

Dated: August 6, 2007	PCC LIQUIDATION LLC, as Trustee

By: /s/ Robert Price
Name: Robert Price
Title: Member

By: /s/ Kim I. Pressman
Name: Kim I. Pressman
Title: Member